Exhibit 10.19

Execution Version

AMENDMENT NO. 1
TO
ABL CREDIT AGREEMENT

This Amendment No. 1 to ABL Credit Agreement, dated as of June 28, 2013 (this “Amendment”), is entered into by and among HD SUPPLY, INC., a Delaware corporation (“HD Supply” or “Parent Borrower”), the other Borrowers party hereto, the Lenders party hereto, GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as Administrative Agent and U.S. ABL Collateral Agent, and GE CANADA FINANCE HOLDING COMPANY (“GE Canada”), as Canadian Agent and Canadian Collateral Agent.

RECITALS

WHEREAS, the Parent Borrower, the other Borrowers party thereto, the Administrative Agent, the other Agents party thereto and the Lenders are parties to that certain ABL Credit Agreement, dated as of April 12, 2012 (as amended or otherwise modified to date, as amended hereby and as it may be from time to time hereafter amended, restated or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Parent Borrower and the Borrowers have requested that the Administrative Agent and Lenders agree to certain amendments to the Credit Agreement, all as and to the extent, and solely as and to the extent, set forth in this Amendment and subject to the terms and conditions set forth in this Amendment.

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to so amend the Credit Agreement as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrowers by the Lenders, the Borrowers, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders hereby agree as follows:

1.                                      Concurrent with the closing of the Amendment, the following titles and roles shall be in place:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent and U.S. ABL Collateral Agent

WELLS FARGO SECURITIES,
as Syndication Agent

BANK OF AMERICA MERRILL LYNCH
BARCLAYS BANK PLC
GOLDMAN SACHS BANK USA
JPMORGAN CHASE BANK, N.A.
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
DEUTSCHE BANK AG, NEW YORK, NY BRANCH
UBS SECURITIES LLC
CITIBANK, N.A.,
as Co-Documentation Agents

JPMORGAN CHASE BANK, N.A.,
as Issuing Lender

GE CANADA FINANCE HOLDING COMPANY,
as Canadian Agent and Canadian Collateral Agent,

GE CAPITAL MARKETS, INC.
WELLS FARGO SECURITIES,
as Joint Lead Arrangers and Joint Bookrunning Managers,

BANK OF AMERICA MERRILL LYNCH
BARCLAYS BANK PLC
GOLDMAN SACHS BANK USA
JPMORGAN CHASE BANK, N.A.
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
DEUTSCHE BANK AG, NEW YORK, NY BRANCH
UBS SECURITIES LLC
CITIGROUP GLOBAL MARKETS INC.,
as Joint Bookrunning Managers

2.                                      Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement (as amended hereby).

3.                                      Amendments.

3.1                               Each Lender signatory hereto that (a) is a current Lender under the Credit Agreement consents to its U.S. Facility Commitment and/or Canadian Facility Commitment, upon the effectiveness of this Amendment, being equal to the applicable amount set forth on Schedule A hereto under the heading “New Commitment” and (b) is not a current Lender under the Credit Agreement agrees that it shall, upon the effectiveness of this Amendment, become a Lender under the Credit Agreement having a U.S. Facility Commitment and/or Canadian Facility Commitment equal to the applicable amount set forth on Schedule A hereto under the heading “New Commitment” and shall be bound by all of the terms and conditions of the Credit Agreement and each other Loan Document applicable to the Lenders. To the extent that the new U.S. Facility Commitment and/or Canadian Facility Commitment of any Lender signatory hereto is not equal to its existing U.S. Facility Commitment and/or Canadian Facility Commitment under the Credit Agreement, such increase or decrease of the applicable Commitment amount shall be effectuated by means of an assignment of Commitments in accordance with the provisions of Section 11.6(g) of the Credit Agreement, without the need for any other documentation to effectuate such assignments. The Administrative Agent and Canadian Agent shall effectuate such assignments, as applicable, among the current Lenders and new Lenders, including by sending funding notices to the relevant current and new Lenders. The Lenders party hereto hereby waive the three-Business Day advance notice required pursuant to Section 11.6(g).

3.2                               Section 1.1 of the Credit Agreement is amended by amending and restating the pricing grid in the definition of “Applicable Margin” in its entirety to read as follows:

Level	Average Excess Availability	ABR	Applicable Margin Adjusted LIBOR	Canadian Prime Rate	BA Rate
I	Greater than $750.0 million	0.50%	1.50%	0.50%	1.50%
II	Less than or equal to $750.0 million but greater than $400.0 million	0.75%	1.75%	0.75%	1.75%

Level	Average Excess Availability	ABR	Applicable Margin Adjusted LIBOR	Canadian Prime Rate	BA Rate
III	Less than or equal to $400.0 million	1.00%	2.00%	1.00%	2.00%

3.3                               Section 1.1 of the Credit Agreement is amended by amending and restating the pricing grid in the definition of “Commitment Fee Percentage” in its entirety to read as follows:

Level	Average Daily Used Percentage	Commitment Fee Rate
I	Less than 50%	0.375%
II	Greater than or equal to 50%	0.25%

3.4                               Section 1.1 of the Credit Agreement is amended by amending and restating clause (vii) of the definition of “Eligible Inventory” in its entirety to read as follows:

“(vii) that consists of goods which have been returned by the buyer, other than goods that are undamaged or that are resaleable in the normal course of business, and other than any other returned goods which are deemed saleable following an appraisal of such goods, including inventory appraisals conducted from time to time hereunder in accordance with the terms of this Agreement;”.

3.5                               Section 1.1 of the Credit Agreement is amended by amending the definition of “Eligible Inventory” by deleting the word “or” at the end of clause (xii), by deleting the period (“.”) at the end of clause (xiii) and replacing it with a semicolon (“;”), and by adding a new clause (xiv) as set forth below:

“or (xiv) that is located on premises owned, leased or rented by a Person that is not a Loan Party unless the Loan Parties have delivered to the Administrative Agent an agreement reasonably satisfactory in form and substance to the

Administrative Agent executed by the Person owning, leasing or renting any such location pursuant to which such Person waives or subordinates any Lien it may have on such Inventory, and agrees to permit the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable, to enter upon the premises and remove such Inventory or to use the premises for an agreed upon period of time to process, store and/or dispose of such Inventory; provided that Inventory having an aggregate book value less than or equal to 3.0% of the Borrowing Base as then in effect (based on the Borrowing Base Certificate last delivered) shall not be excluded in any event pursuant to this clause (xiv).”

3.6                               Section 1.1 of the Credit Agreement is amended by amending and restating the definition of “Maturity Date” in its entirety to read as follows:

“Maturity Date”: the earlier of (i) June 28, 2018 and (ii) if obligations under the Cash Flow Facility remain outstanding prior to June 28, 2018, the maturity date (as may be extended and further extended from time to time) of the Cash Flow Facility under the Cash Flow Credit Agreement.”

3.7                               Section 3.1(a) of the Credit Agreement is amended by deleting the dollar figure “$400.0 million” from clause (ii) of the proviso of the first sentence thereof and replacing it with the dollar figure “$250.0 million”.

4.                                      Representations and Warranties of the Borrowers.  The Borrowers, jointly and severally, hereby represent and warrant to the Administrative Agent and the Lenders, as of the date of this Amendment and as of the effective date of this Amendment, that:

4.1                               The execution, delivery and performance by each Borrower of this Amendment have been duly authorized by all necessary corporate, limited liability company or other constituent document action, and this Amendment constitutes the legal, valid and binding obligation of each Borrower enforceable against each such Borrower in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.2                               Each of the execution, delivery and performance of this Amendment by each Borrower (a) will not violate any Requirement of Law or Contractual Obligation of such Borrower in any respect that would reasonably be expected to have a Material Adverse Effect and (b) will not result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

4.3                               No Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document or would result from the execution and delivery of this Amendment. In addition, each Borrower hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

5.                                      Conditions Precedent to Effectiveness.  The effectiveness of the amendments and other agreements set forth in Section 3 hereof are subject in each instance to the satisfaction or waiver of each of the following conditions precedent, each in a manner reasonably satisfactory to the Administrative Agent:

5.1                               Amendment.  This Amendment shall have been duly executed and delivered by each Borrower, each Agent and each Lender.

5.2                               No Default.  No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.

5.3                               Reaffirmations by Guarantors.  The U.S. Subsidiary Guarantors and the Canadian Subsidiary Guarantors shall have reaffirmed their obligations under the U.S. Guarantee and Collateral Agreement and the Canadian Guarantee and Collateral Agreement, respectively, in each instance after giving effect to this Amendment, pursuant to written reaffirmations which are reasonably acceptable to the Administrative Agent and Canadian Agent, respectively.

5.4                               Legal Opinion.  The Administrative Agent shall have received an opinion of counsel to the Borrowers as to enforceability of this Amendment in form and substance reasonably satisfactory to the Administrative Agent.

6.                                      Reference to and Effect Upon the Credit Agreement and other Loan Documents.

6.1                               Full Force and Effect.  Except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by each Borrower. The Borrowers hereby confirm that each Loan Document and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents (in each case as such terms are defined in the applicable Loan Document).

6.2                               No Waiver.  The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not, except as specifically provided herein, be deemed to (a) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document or (b) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

6.3                               Certain Terms.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

7.                                      Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or “pdf’ shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

8.                                      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

HD SUPPLY INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Senior Vice President, General Counsel and Corporate Secretary

HD SUPPLY CANADA INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY POWER SOLUTIONS, LTD.

By HD Supply GP & Management, Inc., as its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY WATERWORKS, LTD.

By HD Supply GP & Management, Inc., as its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY FACILITIES MAINTENANCE, LTD.

By HD Supply GP & Management, Inc., as its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY CONSTRUCTION SUPPLY, LTD.

By HD Supply GP & Management, Inc., as its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent and U.S. ABL Collateral Agent

By:	/s/ Steven Flowers
Name: Steven Flowers
Title: Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY,
as Canadian Agent and Canadian Collateral Agent

By:	/s/ Italo Fortino
Name:	Italo Fortino
Title: Duly Authorized Signatory

Bank of America, N.A., in its capacity as a Joint Bookrunning Manager, Co-Documentation Agent, and as a U.S. Facility Lender

By:	/s/ Andrew A Doherty
Name: Andrew A Doherty
Title: Senior Vice President

Bank of America, N.A., (acting through its Canada branch) as a Canadian Facility Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Barclays Bank PLC, as a U.S. Facility Lender

By:	/s/ Sreedhar Kona
Name: Sreedhar Kona
Title: Vice President

Barclays Bank PLC, as a Canadian Facility Lender

By:	/s/ Sreedhar Kona
Name: Sreedhar Kona
Title: Vice President

JPMorgan Chase Bank, N.A., as a U.S. Facility Lender

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

JPMorgan Chase Bank, Toronto Branch, as a Canadian Facility Lender

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

WELLS FARGO BANK, NA, as a U.S. Facility Lender

By:	/s/ Nima Rassouli
Name: Nima Rassouli
Title: Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA as a Canadian Facility Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President
Wells Fargo Capital Finance
Corporation Canada

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a U.S. Facility Lender

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

By:	/s/ Philipp Horat
Name:	Philipp Horat
Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Canadian Facility Lender

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

By:	/s/ Philipp Horat
Name:	Philipp Horat
Title:	Authorized Signatory

Citibank, N.A., as a U.S. Facility Lender

By:	/s/ K. Kelly Gunness
Name:	K. Kelly Gunness
Title:	Vice President

Citibank, N.A., Canadian branch, as a Canadian Facility Lender

By:	/s/ Niyousha Zarinpour
Name:	Niyousha Zarinpour
Title:	Authorized Signer

DEUTSCHE BANK AG NEW YORK BRANCH, as a U.S. Facility Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Parkington
Name:	Marcus M. Parkington
Title:	Director

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Facility Lender

By:	/s/ Paul M. Junst
Name:	Paul M. Junst
Title:	Managing Director & Principal Officer

By:	/s/ R. Engel
Name:	R. Engel
Title:	Assistant Vice President

UBS Loan Finance LLC, as a U.S. Facility Lender

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director
Banking Products Services, US

By:	/s/ David Urban
Name:	David Urban
Title:	Associate Director
Banking Products Services, US

UBS Loan Finance LLC, as a Canadian Facility Lender

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director
Banking Products Services, US

By:	/s/ David Urban
Name:	David Urban
Title:	Associate Director
Banking Products Services, US

Goldman Sachs Bank USA, as a U.S. Facility Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Goldman Sachs Bank USA, as a Canadian Facility Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION as a U.S. Facility Lender

By:	/s/ D. Allison Rivera
Name:	D. Allison Rivera
Title:	Vice President

PNC BANK, CANADA BRANCH, as a Canadian Facility Lender

By:	/s/ Mike Danby
Name:	Mike Danby
Title:	Assistant Vice President

SunTrust Bank, as a U.S. Facility Lender

By:	/s/ Sandra M. Salazar
Name:	Sandra M. Salazar
Title:	Vice President

U.S. Bank National Association, as a U.S. Facility Lender

By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Vice President

U.S. Bank, N.A., Canada Branch, as a Canadian Facility Lender

By:	/s/ Joseph Rauhala
Name:	Joseph Rauhala
Title:	Principal Officer

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, as a U.S. Facility Lender

By:	/s/ Brent Phillips
Name:	Brent Phillips
Title:	Vice President

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, as a Canadian Facility Lender

By:	/s/ Brent Phillips
Name:	Brent Phillips
Title:	Vice President

UPS Capital Corporation, as a U.S. Facility Lender

By:	/s/ William H. Talbot
Name:	William H. Talbot
Title:	Director of Portfolio

Schedule A:  Commitments and Addresses

U.S. Facility

Lender	Address	Commitment
General Electric Capital Corporation	General Electric Capital Corporation 299 Park Avenue New York, New York 10171 Attention: HD Supply Account Manager Facsimile: (646) 428-7099	$322,475,488.57
Bank of America, N.A.	Bank of America, N.A. 300 Galleria Pkwy, Ste 800 Atlanta, GA 30339 Facsimile: 312-453-4665	$131,355,015.67
Barclays Bank PLC	Barclays Bank PLC 745 7th Avenue New York, NY, 10019 USA Facsimile: 212-526-5115	$131,355,015.67
JPMorgan Chase Bank, N.A.	JPMorgan Chase JPM-Delaware Loan Operations 500 Stanton Christiana Road, Ops 2/3 Newark DE 19713 Facsimile: 201-244-3885	$131,355,015.67
Wells Fargo Bank, NA	Wells Fargo Bank, NA 2450 Colorado Ave. Suite 3000W Santa Monica, CA 90404 Facsimile: 866-615-7803	$131,355,015.67
Credit Suisse AG, Cayman Islands Branch	Credit Suisse AG Eleven Madison Avenue New York, NY 10010 Facsimile: 212-743-2254	$61,485,326.49
Citibank, N.A.	Citibank, N.A. 388 Greenwich Street, 17th Floor New York, NY 10013 Facsimile:	$60,625,391.85
Deutsche Bank AG New York Branch	Deutsche Bank AG 60 Wall Street New York, NY 10005 Facsimile: 646-863-9256	$60,625,391.85

Lender	Address	Commitment
UBS Loan Finance LLC	UBS Loan Finance LLC 677 Washington Blvd. Stamford, CT 06901 Facsimile: 203-719-3888	$60,625,391.85
Goldman Sachs Bank USA	Goldman Sachs Bank USA 200 West Street New York, NY 10282 Facsimile: (917)977-3966	$40,416,927.90
PNC Bank, National Association	PNC Bank, National Association 4720 Piedmont Row Drive Suite 300, Charlotte, NC 28210 Facsimile: 704-634-7918	$40,416,927.90
SunTrust Bank	SunTrust Bank 303 Peachtree Street, 23rd Fl. Atlanta, GA 30308 Facsimile: 404-859-3792	$47,000,000.00
U.S. Bank National Association	U.S. Bank National Association 425 Walnut Street, 14th Fl., CN-OH-W14S Cincinnati, OH 45202 Facsimile: 512-632-2040	$38,706,293.71
City National Bank, a National Banking Association	City National Bank 555 S. Flower St. 24th Floor Los Angeles, CA 90071 Facsimile: (213) 673-2858	$22,202,797.20
UPS Capital Corporation	UPS Capital Corporation 35 Glenlake Parkway, NE Atlanta, GA 30328 Facsimile: 404-704-1501	$20,000,000.00
Total		$1,300,000,000.00

Canadian Facility

Lender	Address	Commitment
GE Canada Finance Holding Company	GE Canada Finance Holding Company c/o General Electric Capital Corporation 299 Park Avenue New York, New York 10171 Attention: HD Supply Account Manager Facsimile: (646) 428-7099	$52,524,511.43
Bank of America, N.A. (acting through its Canada Branch)	Bank of America, N.A. 181 Bay Street, Toronto, Ontario, M5J 2V8 Facsimile: (312)453-4041	$21,394,984.33
Barclays Bank PLC	Barclays Bank PLC 745 7th Avenue New York, NY, 10019 USA Facsimile: 212-526-5115	$21,394,984.33
JPMorgan Chase Bank, Toronto Branch	J.P. Morgan JPM — Delaware Loan Operations 500 Stanton Christiana Road, 3/Ops2 Newark, DE 19713 (United States) Facsimile: 201-244-3885	$21,394,984.33
Wells Fargo Capital Finance Corporation Canada	Wells Fargo Bank, NA 2450 Colorado Ave. Suite 3000W Santa Monica, CA 90404 Facsimile: 866-615-7803	$21,394,984.33
Credit Suisse AG, Cayman Islands Branch	Credit Suisse AG Eleven Madison Avenue New York, NY 10010 Facsimile: 212-743-2254	$10,014,673.51
Citibank, N.A., Canadian branch	Citibank, N.A. 388 Greenwich Street, 17th Floor New York, NY 10013 Facsimile:	$9,874,608.15
Deutsche Bank AG Canada Branch	Deutsche Bank AG Canada Branch 199 Bay Street, Commerce Court West, Suite 4700, Toronto, Ontario M5L 1E9 Facsimile: (416) 915-7288	$9,874,608.15

Lender	Address	Commitment
UBS Loan Finance LLC	UBS Loan Finance LLC 677 Washington Blvd. Stamford, CT 06901 Facsimile: 203-719-3888	$9,874,608.15
Goldman Sachs Bank USA	Goldman Sachs Bank USA 200 West Street New York, NY 10282 Facsimile: (917) 977-3966	$6,583,072.10
PNC Bank Canada Branch	PNC Bank Canada Branch 130 King Street West, Suite 2140 P.O. Box 462, Toronto, ON M5X 1E4 Facsimile. 416-361-0085	$6,583,072.10
U.S. Bank, N.A., Canada Branch	U.S. Bank National Association 425 Walnut Street, 14th Fl., CN-OHW14S Cincinnati, OH 45202 Facsimile: 512-632-2040	$6,293,706.29
City National Bank, a National Banking Association	City National Bank 555 S. Flower St. 24th Floor Los Angeles, CA 90071 Facsimile: (213) 673-2858	$2,797,202.80
Total		$200,000,000.00